                                                                   EXHIBIT 10.45


                    FIRST AMENDMENT dated as of December 28, 2000 (this "Amendment") to the Credit Agreement dated as of September 22, 2000
           --------
          (the "Credit Agreement"), among Select Medical Corporation, a Delaware
                ----------------
          corporation (the "Company"), Canadian Back Institute Limited, an
                            -------
          Ontario corporation and a wholly owned subsidiary of the Company ("CBIL" and, together with the Company, the "Borrowers"), the Lenders
            ----                                       ---------
          party thereto, The Chase Manhattan Bank, as US Agent and US Collateral Agent, The Chase Manhattan Bank of Canada, as Canadian Agent and Canadian Collateral Agent, Banc of America Securities, LLC, as Syndication Agent, and CIBC, Inc., as Documentation Agent.

          WHEREAS, the Borrowers have requested that the Lenders (such term and each other capitalized term used but not otherwise defined herein having the meaning assigned to it in the Credit Agreement) approve amendments to certain provisions of the Credit Agreement;

          WHEREAS, the undersigned Lenders are willing, on the terms and subject to the conditions set forth herein, to approve such amendments to the Credit Agreement;

          NOW, THEREFORE, in consideration of these premises, the Borrowers and the undersigned Lenders hereby agree as follows:

          SECTION 1.  Amendments.  Effective as of the Amendment Effective Date
                      -----------
(as defined in Section 4 hereof), the Credit Agreement is hereby amended as follows:

          (a) The following definitions are inserted in appropriate alphabetical positions in Section 1.01:

               "Houston Joint Venture" means the joint venture between Select
                ---------------------
     Specialty Hospitals, Inc., Select Specialty Hospital - Houston, Inc. and various investors formed as a Delaware limited partnership with the name Select - Houston Partners, L.P.

               "Planned IPO" means an Initial Public Offering yielding gross
                -----------
     cash proceeds of at least $150,000,000 with respect to which registration statement on form S-1 has been filed with the SEC bearing Registration Number 333-48856.

          (b) The last sentence of the definition of Collateral and Guarantee Requirement in Section 1.01 is amended by deleting the word "and" at the end of clause (ii) thereof and substituting in lieu thereof a comma, and inserting immediately preceding the period at the end of such sentence the words ", and
(iv) the Obligations guaranteed by, and secured by any Mortgage on real property of, the Houston Joint Venture may, at the Company's election, be limited to an amount equal to the aggregate loans and advances made by the Company to the Houston Joint Venture".

          (c) Section 2.11(c) is amended by inserting the following sentence at the end of such Section:

     Notwithstanding the foregoing, in the event that Net Proceeds of the Planned IPO are received by or on behalf of the Company or any Subsidiary, the prepayment requirements of this Section 2.11(c) with respect to such Net Proceeds shall be limited to the prepayment of US Term Loans in an amount equal to the sum of (i) $24,000,000 plus (ii) 50% of the excess of such Net Proceeds over $138,000,000.

          (d) The words "within 90 days after the Effective Date" are deleted from Section 5.15(a) and the words "on or before March 31, 2001" are substituted in lieu thereof.

          (e) The word "and" at the end of Section 6.11(d) is deleted, the period at the end of Section 6.11(e) is deleted and replaced with "; and", and a new Section 6.11(f) is inserted immediately following Section 6.11(e) which shall read as follows:

          (f) after the Planned IPO, redeem shares of the Company's class A preferred stock with up to $53,000,000 in Net Proceeds from such Planned IPO, provided that the Net Proceeds from such Planned IPO are applied first
          --------
     to prepay US Term Loans in accordance with the last sentence of Section 2.11(c).

          (f) Section 6.15 is amended and restated in its entirety to read as follows:

               SECTION 6.15.  Subordinated Indebtedness. The Company will not,
                              --------------------------
     and will not permit any Subsidiary to, make or agree to make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of the principal of or interest on the Senior Subordinated Notes or any other Subordinated

     Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, cancellation or termination of the Senior Subordinated Notes or any other Subordinated Indebtedness, except (i) scheduled and other mandatory payments of interest and principal in respect thereof (other than any prepayments of the Senior Subordinated Notes Due 2009 with the proceeds of any offering or issuance of Equity Interests or Indebtedness), (ii) the prepayment of the Senior Subordinated Notes with the proceeds of other Subordinated Indebtedness permitted under Section 6.05(d) and (iii) after an Initial Public Offering, the prepayment of Senior Subordinated Notes with up to US$25,000,000 (or US$45,000,000 if such Initial Public Offering is the Planned IPO) of the Net Proceeds from such Initial Public Offering, provided that (A) the Net Proceeds from such Initial Public Offering are
     --------
     applied first to prepay US Term Loans and, unless such Initial Public offering is the Planned IPO, amounts owed in respect of Canadian Term Loans and outstanding B/As in accordance with Section 2.11(c) and (B) the Leverage Ratio does not exceed 2.5 to 1.0 (calculated on a pro forma basis to give effect to the application of such Net Proceeds in accordance with
     Section 2.11 and to any prepayment of Senior Subordinated Notes); provided
                                                                       --------
     that, in any case, no payment shall be made in respect of the Senior Subordinated Notes or any other Subordinated Indebtedness that is prohibited by the subordination provisions applicable thereto. Notwithstanding the forgoing proviso, it is agreed that any prepayment of the Senior Subordinated Notes with proceeds from an Initial Public Offering permitted by clause (iii) of the preceding sentence shall not be received in trust for, held for the benefit of, or paid over, delivered or transferred to, the Lenders.

          SECTION 2. Increase in Revolving Commitments. In the event that the
                     ----------------------------------
Amendment Effective Date (as defined in Section 4 below) shall have occurred, effective as of the date on which US Term Loans are prepaid with Net Proceeds of the Planned IPO pursuant to Section 2.11(c) of the Credit Agreement, each of the US Term Lenders that executes a separate signature block appearing on its signature page hereto set forth therein for such purpose agrees that its Revolving Commitment shall be automatically increased without any further action on the part of any Person on such date in an amount equal to the aggregate principal amount of such US Term Lender's outstanding US Term Loans prepaid on such date with the Net Proceeds of the Planned IPO. On the date of such prepayment, Schedule 2.01 shall be deemed to be modified to reflect the increase in the Revolving Commitment of each US Term Lender that indicates its agreement to the terms of this Section 2 on its signature page hereto (and the last sentence of the definition of "Revolving Commitment" shall be deemed to be modified to reflect the resulting increase in the aggregate Revolving Commitments pursuant to this Section 2). Following any increase of any of the Lenders' Revolving Commitments pursuant to this Section 2, any Revolving Loans outstanding prior to the effectiveness of such increase shall continue outstanding until the ends of the respective Interest Periods applicable thereto, and shall then be repaid or refinanced with new Revolving Loans made pursuant to Sections 2.01 and 2.03.

          SECTION 3. Representations and Warranties.  Each of the Borrowers
                     -------------------------------
represents and warrants to each of the Lenders that, after giving effect to the amendments contemplated hereby, (a) the representations and warranties of such Borrower set forth in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of the earlier date) and (b) no Default has occurred and is continuing.

          SECTION 4.  Effectiveness.  This Amendment shall become effective as
                      --------------
of the date (the "Amendment Effective Date") when the following conditions shall
                  ------------------------
have been satisfied:

          (a) The Administrative Agent (or its counsel) shall have received copies hereof that, when taken together, bear (i) the signatures of the Borrowers and the Required Lenders, (ii) the signatures of Canadian Term Lenders having outstanding Canadian Term Loans and outstanding accepted B/As representing more than 50% of the sum of the total outstanding Canadian Term Loans and accepted B/As on the Amendment Effective Date and
     (iii) the signatures of each Lender increasing its Revolving Commitment pursuant to Section 2 of this Amendment.

          (b) The Company shall have received gross cash proceeds from the Planned IPO of at least $150,000,000.

          (c) The Administrative Agent shall have received a certificate of the President, a Vice President or a Financial Officer of the Company, confirming compliance as of the Amendment Effective Date with the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement.

          (d) The Administrative Agent and the Lenders shall have received all fees, expenses and other consideration presented for payment on or before the date hereof.

Notwithstanding the foregoing, the amendments to the Credit Agreement contained in Sections 1(b), 1(d) and 1(e) and the insertion of the definition of "Houston Joint Venture" pursuant to Section 1(a) (and only such amendments) shall become effective on the date when the conditions specified in clauses (a)(i), (c) and
(d) of this Section 3 are satisfied. The Administrative Agent shall notify the Borrower and the Lenders of the occurrence of the Amendment Effective Date and shall distribute to the Borrower and the Lenders an updated Schedule 2.01 on the date when such Schedule may be modified pursuant to Section 2 hereof.

          SECTION 5.  Houston Joint Venture.  The undersigned Lenders
                      ---------------------
acknowledged that if the Houston Joint Venture is made a party to the US Guarantee Agreement it may do so as a "Schedule II Guarantor" by an amendment thereto and the Deed of Trust executed by Select - Houston Partners, L.P. to James A. Johnson for the benefit of the Collateral Agent may be amended to reflect the amendment to the Credit Agreement contained in Section 1(b) hereto.

          SECTION 6.  Applicable Law.  THIS AMENDMENT SHALL BE CONSTRUED IN
                      ---------------
ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          SECTION 7.  No Other Amendments.  Except as expressly set forth
                      --------------------
herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

          SECTION 8.  Counterparts.  This Amendment may be executed in two or
                      -------------
more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 9.  Headings.  Section headings used herein are for
                      ---------
convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

                                                                               7
          IN WITNESS WHEREOF, the Borrower and the undersigned Lenders have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.


                                   SELECT MEDICAL CORPORATION,

                                     by:/s/ Michael E. Tarvin
                                        _________________________
                                        Name:  Michael E. Tarvin
                                        Title: Senior Vice President


                                   CANADIAN BACK INSTITUTE LIMITED,

                                     by:/s/ Michael E. Tarvin
                                        _________________________
                                        Name:  Michael E. Tarvin
                                        Title: Vice President

                                   To approve the Amendment:
                                   -------------------------

                                   THE CHASE MANHATTAN BANK,
                                   individually and as US Agent
                                   and US Collateral Agent,

                                     by: /s/ Stephen P. Rochford
                                        __________________________
                                        Name:  Stephen P. Rochford
                                        Title: Vice President


                                   To increase the Revolving
                                   Commitment of The Chase
                                   Manhattan Bank pursuant to
                                   Section 2 of the Amendment:
                                   ---------------------------


                                   THE CHASE MANHATTAN BANK,
                                   individually,

                                     by: /s/ Stephen P. Rochford
                                        __________________________
                                        Name:  Stephen P. Rochford
                                        Title: Vice President


                                   To approve the Amendment:
                                   -------------------------

                                   THE CHASE MANHATTAN BANK OF
                                   CANADA, individually and as
                                   Canadian Agent and Canadian
                                   Collateral Agent,

                                     by: /s/ Drew McDonald
                                        __________________________
                                        Name:  Drew McDonald
                                        Title: Vice President


                                     by: /s/ Ralph Kern
                                        __________________________
                                        Name:  Ralph Kern
                                        Title: Vice President

                                   To approve the First Amendment
                                   dated as of December 28, 2000
                                   (the "Amendment") to the
                                   Credit Agreement dated as of
                                   September 22, 2000 (the
                                   "Credit Agreement"), among
                                    ----------------
                                   Select Medical Corporation, a
                                   Delaware corporation (the
                                   "Company"), Canadian Back
                                    -------
                                   Institute Limited, an Ontario
                                   corporation and a wholly owned
                                   subsidiary of the Company
                                   ("CBIL" and, together with the
                                     ----
                                   Company, the "Borrowers"),
                                                 ---------
                                   the Lenders party thereto, The
                                   Chase Manhattan Bank, as US
                                   Agent and US Collateral Agent,
                                   The Chase Manhattan Bank of
                                   Canada, as Canadian Agent and
                                   Canadian Collateral Agent,
                                   Banc of America Securities,
                                   LLC, as Syndication Agent, and
                                   CIBC, Inc., as Documentation
                                   Agent:

                                   Name of Institution:

                                   Canadian Imperial
                                   Bank of Commerce
                                   __________________


                                   by /s/ Mario Biscardi
                                      _____________________
                                      Name:  Mario Biscardi
                                      Title: Commercial Lending
                                             Specialist

                                   by /s/ Sohail Farooq
                                      _____________________
                                      Name:  Sohail Farooq
                                      Title: Associate Commercial
                                             Lending Specialist

                                   To approve the increase in the
                                   above named institution's
                                   Revolving Commitment pursuant
                                   to Section 2 of the Amendment:



                                   by _____________________
                                      Name:
                                      Title:


                                   by _____________________
                                      Name:
                                      Title:

                                   To approve the First Amendment
                                   dated as of December 28, 2000
                                   (the "Amendment") to the
                                   Credit Agreement dated as of
                                   September 22, 2000 (the
                                   "Credit Agreement"), among
                                    ----------------
                                   Select Medical Corporation, a
                                   Delaware corporation (the
                                   "Company"), Canadian Back
                                    -------
                                   Institute Limited, an Ontario
                                   corporation and a wholly owned
                                   subsidiary of the Company
                                   ("CBIL" and, together with the
                                     ----
                                   Company, the "Borrowers"), the
                                                 ---------
                                   Lenders party thereto, The
                                   Chase Manhattan Bank, as US
                                   Agent and US Collateral Agent,
                                   The Chase Manhattan Bank of
                                   Canada, as Canadian Agent
                                   and Canadian Collateral Agent,
                                   Banc of America Securities,
                                   LLC, as Syndication Agent, and
                                   CIBC, Inc., as Documentation
                                   Agent:


                                   Name of Institution:

                                   CIBC, Inc.
                                   _____________________________

                                   by /s/ Douglas J. Weir
                                      __________________________
                                      Name:  Douglas J. Weir
                                      Title: Executive Director



                                   by __________________________
                                      Name:
                                      Title:


                                   To approve the increase in the
                                   above named institution's
                                   Revolving Commitment pursuant
                                   to Section 2 of the Amendment:


                                   by /s/ Douglas J. Weir
                                      __________________________
                                      Name:  Douglas J. Weir
                                      Title: Executive Director

                                   by __________________________
                                      Name:
                                      Title:

                                   To approve the First Amendment
                                   dated as of December 28, 2000
                                   (the "Amendment") to the
                                   Credit Agreement dated as of
                                   September 22, 2000 (the
                                   "Credit Agreement"), among
                                    ----------------
                                   Select Medical Corporation, a
                                   Delaware corporation (the
                                   "Company"), Canadian Back
                                    -------
                                   Institute Limited, an Ontario
                                   corporation and a wholly owned
                                   subsidiary of the Company
                                   ("CBIL" and, together with the
                                     ----
                                   Company, the "Borrowers"), the
                                                 ---------
                                   Lenders party thereto, The
                                   Chase Manhattan Bank, as US
                                   Agent and US Collateral Agent,
                                   The Chase Manhattan Bank of
                                   Canada, as Canadian Agent and
                                   Canadian Collateral Agent,
                                   Banc of America Securities,
                                   LLC, as Syndication Agent, and
                                   CIBC, Inc., as Documentation
                                   Agent:

                                   Name of Institution:

                                   First Union National Bank
                                   _________________________


                                   by  /s/ Keith S. Law
                                      ____________________
                                      Name:  Keith S. Law
                                      Title: Vice President


                                   by ____________________
                                      Name:
                                      Title:

                                   To approve the increase in the
                                   above named institution's
                                   Revolving Commitment pursuant
                                   to Section 2 of the Amendment:

                                   by  /s/ Keith S. Law
                                      ____________________
                                      Name:  Keith S. Law
                                      Title: Vice President

                                   by ____________________
                                      Name:
                                      Title:

                                   To approve the First Amendment
                                   dated as of December 28, 2000
                                   (the "Amendment") to the
                                   Credit Agreement dated as of
                                   September 22, 2000 (the
                                   "Credit Agreement"), among
                                    ----------------
                                   Select Medical Corpoartion, a
                                   Delaware corporation (the
                                   "Company"), Canadian Back
                                    -------
                                   Institute Limited, an Ontario
                                   corporation and a wholly owned
                                   subsidiary of the Company
                                   ("CBIL" and, together with the
                                     ----
                                   Company, the "Borrowers"), the
                                                 ---------
                                   Lenders party thereto, The
                                   Chase Manhattan Bank, as US
                                   Agent and US Collateral Agent,
                                   The Chase Manhattan Bank of
                                   Canada, as Canadian Agent and
                                   Canadian Collateral Agent,
                                   Banc of America Securities,
                                   LLC, as Syndication Agent, and
                                   CIBC, Inc., as Documentation
                                   Agent:

                                   Name of Institution

                                   Morgan Guaranty Trust Company
                                   _____________________________


                                   by /s/ F. Berthelot
                                      ____________________
                                      Name:  F. Berthelot
                                      Title: Vice President


                                   by /s/ Michael J. Gibbons
                                      ______________________
                                      Name:  Michael J. Gibbons
                                      Title: Managing Director

                                   To approve the increase in the
                                   aboved named institution's
                                   Revolving Commitment pursuant
                                   to Section 2 of the Amendment:

                                   by /s/ F. Berthelot
                                      ____________________
                                      Name:  F. Berthelot
                                      Title: Vice President

                                   by /s/ Michael J. Gibbons
                                      ______________________
                                      Name:  Michael J. Gibbons
                                      Title: Managing Director

                                   To approve the First Amendment
                                   dated as of December 28, 2000
                                   (the "Amendment") to the
                                   Credit Agreement dated as of
                                   September 22, 2000 (the
                                   "Credit Agreement"), among
                                    ----------------
                                   Select Medical Corporation, a
                                   Delaware corporation (the
                                   "Company"), Canadian Back
                                    -------
                                   Institute Limited, an Ontario
                                   corporation and a wholly owned
                                   subsidiary of the Company
                                   ("CBIL" and, together with the
                                     ----
                                   Company, the "Borrowers"), the
                                                 ---------
                                   Lenders party thereto, The
                                   Chase Manhattan Bank, as US
                                   Agent and US Collateral Agent,
                                   The Chase Manhattan Bank of
                                   Canada, as Canadian Agent and
                                   Canadian Collateral Agent,
                                   Banc of America Securities,
                                   LLC, as Syndication Agent, and
                                   CIBC, Inc., as Documentation
                                   Agent:

                                   Name of Institution:

                                   Societe Generale
                                   _______________________

                                   by /s/ Richard Bernal
                                      ____________________
                                      Name:  Richard Bernal
                                      Title: Vice President



                                   by ____________________
                                      Name:
                                      Title:

                                   To approve the increase in the
                                   above named institution's
                                   Revolving Commitment pursuant
                                   to Section 2 of the Amendment:

                                   by /s/ Richard Bernal
                                      ____________________
                                      Name:  Richard Bernal
                                      Title: Vice President

                                   by ____________________
                                      Name:
                                      Title:

                                   To approve the First Amendment
                                   dated as of December 28, 2000
                                   (the "Amendment") to the
                                   Credit Agreement dated as of
                                   September 22, 2000 (the
                                   "Credit Agreement"), among
                                    ----------------
                                   Select Medical Corporation, a
                                   Delaware corporation (the
                                   "Company"), Canadian Back
                                    -------
                                   Institute Limited, an Ontario
                                   corporation and a wholly owned
                                   subsidiary of the Company
                                   ("CBIL" and, together with the
                                     ----
                                   Company, the "Borrowers"), the
                                                 ---------
                                   Lenders party thereto, The
                                   Chase Manhattan Bank, as US
                                   Agent and US Collateral Agent,
                                   The Chase Manhattan Bank of
                                   Canada, as Canadian Agent and
                                   Canadian Collateral Agent,
                                   Banc of America Securities,
                                   LLC, as Syndication Agent, and
                                   CIBC, Inc., as Documentation
                                   Agent:

                                   Name of Institution:

                                   Summit Bank
                                   _______________________

                                   by /s/ Lawrence W. Dessen
                                      ______________________
                                      Name:  Lawrence W. Dessen
                                      Title: Regional Vice President


                                   by ____________________
                                      Name:
                                      Title:

                                   To approve the increase in the
                                   above named institution's
                                   Revolving Commitment pursuant
                                   to Section 2 of the Amendment:

                                   by /s/ Lawrence W. Dessen
                                      ______________________
                                      Name:  Lawrence W. Dessen
                                      Title: Regional Vice President

                                   by ____________________
                                      Name:
                                      Title:

                                   To approve the First Amendment
                                   dated as of December 28, 2000
                                   (the "Amendment") to the
                                   Credit Agreement dated as of
                                   September 22, 2000 (the
                                   "Credit Agreement"), among
                                    ----------------
                                   Select Medical Corporation, a
                                   Delaware corporation (the
                                   "Company"), Canadian Back
                                    -------
                                   Institute Limited, an Ontario
                                   corporation and a wholly owned
                                   subsidiary of the Company
                                   ("CBIL" and, together with the
                                     ----
                                   Company, the "Borrowers"), the
                                                 ---------
                                   Lenders party thereto, The
                                   Chase Manhattan Bank, as US
                                   Agent and US Collateral Agent,
                                   The Chase Manhattan Bank of
                                   Canada, as Canadian Agent and
                                   Canadian Collateral Agent,
                                   Banc of America Securities,
                                   LLC, as Syndication Agent, and
                                   CIBC, Inc., as Documentation
                                   Agent:

                                   Name of Institution:

                                   Merrill Lynch Capital Corporation
                                   _________________________________

                                   by /s/ Carol J.E. Feeley
                                      _____________________
                                      Name:  Carol J.E. Feeley
                                      Title: Vice President


                                   by ____________________
                                      Name:
                                      Title:

                                   To approve the increase in the
                                   above named institution's
                                   Revolving Commitment pursuant
                                   to Section 2 of the Amendment:

                                   by /s/ Carol J.E. Feeley
                                      _____________________
                                      Name:  Carol J.E. Feeley
                                      Title: Vice President

                                   by ____________________
                                      Name:
                                      Title:

                                   To approve the First Amendment
                                   dated as of December 28, 2000
                                   (the "Amendment") to the
                                   Credit Agreement dated as of
                                   September 22, 2000 (the
                                   "Credit Agreement"), among
                                    ----------------
                                   Select Medical Corporation, a
                                   Delaware corporation (the
                                   "Company"), Canadian Back
                                    -------
                                   Institute Limited, an Ontario
                                   corporation and a wholly owned
                                   subsidiary of the Company
                                   ("CBIL" and, together with the
                                     ----
                                   Company, the "Borrowers"), the
                                                 ---------
                                   Lenders party thereto, The
                                   Chase Manhattan Bank, as US
                                   Agent and US Collateral Agent,
                                   The Chase Manhattan Bank of
                                   Canada, as Canadian Agent and
                                   Canadian Collateral Agent,
                                   Banc of America Securities,
                                   LLC, as Syndication Agent, and
                                   CIBC, Inc., as Documentation
                                   Agent:

                                   Name of Institution:

                                   PNC Bank, National Association
                                   ______________________________

                                   by /s/ Marie T. Boyer
                                      ____________________
                                      Name:  Marie T. Boyer
                                      Title:


                                   by ____________________
                                      Name:
                                      Title:

                                   To approve the increase in the
                                   above named institution's
                                   Revolving Commitment pursuant
                                   to Section 2 of the Amendment:

                                   by /s/ Marie T. Boyer
                                      ____________________
                                      Name:  Marie T. Boyer
                                      Title:

                                   by ____________________
                                      Name:
                                      Title: